SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) July 10, 2006

ADUDDELL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-24684	73-1587867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 N.W. Expressway Oklahoma City, Oklahoma 73118
(Address of principal executive offices) (Zip Code)

(405) 810-2969
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 8.01  Other Events

On July 10, 2006, Aduddell Industries, Inc. (the “Company”) issued a press release announcing that Hickman Community Services, LLC (“HCS”) has been awarded a nationwide contract as the exclusive provider of roofing and re-roofing services for the U.S. Communities Government Purchasing Alliance. HCS is a company formed by the Company’s wholly-owned subsidiary Aduddell Roofing and Sheet Metal, Inc. (“Aduddell Roofing”) and W.P. Hickman Systems, Inc. Aduddell Roofing is the managing member of HCS. A copy of the press release is attached as Exhibit 99.1

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated July 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADUDDELL INDUSTRIES, INC.
July 10, 2006	/s/ Reggie Cook Reggie Cook Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing
99.1	Press release dated July 10, 2006	Filed herewith electronically

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